                                                                   Exhibit 10.22


                           INVESTOR PURCHASE AGREEMENT


     THIS AGREEMENT is made as of July 26, 1995, between SAS Acquisitions Inc., a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR"), and the purchasers listed on the signature pages hereto (each a "Purchaser" and collectively the "Purchasers") . Except as otherwise indicated herein, capitalized terms used herein are defined in Section 5 hereof.

     The parties hereto agree as follows:

     Section 1. Authorization and Closing

     1A. Authorization of the Class A Common. The Company shall authorize the issuance of 85,000 shares of its Class A Common Stock, par value $.O1 per share (the "Class A Common") having the rights set forth in Exhibit A attached hereto.

     1B. Purchase and Sale of Class A Common. At the Closing (as defined in
Section 1C below), the Company shall sell to each Purchaser and, subject to the terms and conditions set forth herein, each Purchaser shall purchase from the Company the number of shares of Class A Common indicated on the signature page hereto of such Purchaser at a purchase price of $76.4605882 per share. The sale to and purchase by each Purchaser of Class A Common will constitute a separate sale and purchase.

     1C. The Closing. The closing of the purchase and sale of the Class A
Common (the "Closing") shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 at 10:00 a.m. on the date hereof or at such other place or on such other date as may be mutually agreeable to the Company and the Purchasers. At the Closing, the Company shall deliver to each Purchaser a stock certificate or certificates evidencing the Class A Common to be purchased by such Purchaser, registered in such Purchaser's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.

     1D. Conditions of the Purchasers' Obligations at the Closing. The obligation of each Purchaser to purchase and pay for the Class A Common to be purchased by such Purchaser hereunder at the Closing is subject to the purchase by Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR") of 72,153 shares of Class A Common pursuant to that certain Equity Purchase Agreement, dated as of the date hereof, between the Company and GTCR.

     Section 2. Representations, Warranties and Covenants.

     2A. Representations and Warranties of Purchaser. In connection with the issuance of the Class A Common hereunder, each Purchaser represents and warrants to the Company that, in each case, as of the Closing:

          (i) The Investor Stock to be acquired by such Purchaser. pursuant to this Agreement will be acquired for such Purchaser's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and such Investor Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

          (ii) Such Purchaser is able to bear the economic risk of its investment in such Investor Stock for an indefinite period of time, and such Purchaser acknowledges that such Investor Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

          (iii) Such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of such Investor Stock and has had full access to such other information concerning the Company as it has requested.

          (iv) This Agreement, the Stockholders Agreement and the Registration Agreement (collectively, the "Investment Agreements") constitute legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, and the execution, delivery and performance of the Investment Agreements by such Purchaser do not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Purchaser is a party or any law, rule, regulation, judgment, order or decree to which such Purchaser is subject.

     2B. Representations and Warranties of the Company. In connection with the issuance of the Class A Common hereunder, the Company represents to each Purchaser that, in each case, as of the Closing:

          (i) Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so


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     qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's Certificate of Incorporation and bylaws which have been furnished to each Purchaser reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

          (ii) Capital Stock and Related Matters.

               (a) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 100,000 shares of Common Stock (the "Common Stock") (divided into 85,000 shares of Class A Common, (all of which will be issued and outstanding), and 15,000 shares of Class B Common Stock (of which 11,500 shares will be issued and outstanding), and 10,000 shares of Preferred Stock (none of which will be issued and outstanding). As of the Closing, neither the Company nor any Subsidiary shall have outstanding any stock or securities convertible or exchangeable for any shares of its Common Stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its Common Stock or any stock appreciation rights or phantom stock plans other than pursuant to and as contemplated by this Agreement and the Other Equity Agreements. As of the Closing, neither the Company nor any Subsidiary shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Common Stock or any warrants, options or other rights to acquire its Common Stock, except pursuant to this Agreement and the Other Equity Agreements. As of the Closing, all of the outstanding shares of the Company's Common Stock shall be validly issued, fully paid and nonassessable.

               (b) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Class A Common hereunder, except as expressly provided herein. Based in part on the investment representations of the Purchasers in Section 2A, the Company has not violated any applicable federal or state securities laws in connection with the

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          offer, sale or issuance of any of its Common Stock, and the offer, sale and issuance of the Class A Common hereunder and pursuant to
          Section 1B hereof do not and will not require registration under the Securities Act or any applicable state securities laws. There are no agreements among the Company's stockholders with respect to the voting or transfer of the Company's Common Stock or with respect to any other aspect of the Company's affairs, except for this Agreement and the Other Equity Agreements.

          (iii) Subsidiaries; Investments. Other than 1,000 shares of Class A Common Stock, par value $.01 per share, of Ford, the Option Shares (as defined in the letter agreement, dated as of April 4, 1995, among the Company and each of the Ford Holders (as defined therein)), the capital stock of Solon purchased pursuant to the Solon Purchase Agreement and the capital stock of the Subsidiaries as set forth in Section 4.3 of the Solon Purchase Agreement, the Company does not own or hold any shares of stock or any other security or interest in any other Person or any rights to acquire any such security or interest, and the Company has never had any Subsidiary.

          (iv) Authorization; No Breach. The execution, delivery and performance by the Company of the Transaction Documents (as defined in the Equity Purchase Agreement) and the filing of the amendment of the Certificate of Incorporation each has been duly authorized by the Company and each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of the Transaction Documents, the offering, sale and issuance of the Class A Common hereunder and pursuant to Section 1B, the amendment of the Certificate of Incorporation and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not
     (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company's Common Stock or assets pursuant to, (d) give any third party the right to modify, terminate or accelerate any obligation under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

          (v) Purchase Agreement Representations. Except as set forth on "Schedule 2A(v) - Representations and Warranties" attached hereto, the representations and warranties made by Solon Automated Services, Inc. ("Solon") in Article IV of the Stock Purchase Agreement (the "Solon Purchase Agreement"), dated as of March 17, 1995, among Ford Coin Laundries, Inc. ("Ford"), Solon and the Sellers (as defined therein), and by the Sellers in Article V of the Solon Purchase Agreement are, to the best of the Company's knowledge, true and correct in all material respects on the date of the Closing as though then made, except for any change that results from events occurring after the Closing Date (as defined therein) and prior to the Closing in the ordinary course of business of Solon, and the representations and warranties of Ford in Section 2 of the Stock Purchase Agreement, dated as of April 4, 1995, between the Company and Ford, are, to the best of the Company's knowledge, true and correct in all material respects on the date of the Closing as though then made, except for any change that results from events occurring after the Closing Date (as defined therein) and prior to the Closing in the ordinary course of business of Ford.

          (vi) Disclosure. Neither this Agreement nor any of the schedules, attachments, written statements, documents, certificates or other items prepared or supplied to the Purchaser by or on behalf of the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to each Purchaser in writing and of which any of its officers, directors or executive employees is aware and which has had or might reasonably be anticipated to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company and its Subsidiaries taken as a whole.

          (vii) Closing Date. The representations and warranties of the Company contained in this Section 2B and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, the Company to any Purchaser shall be true and correct in all material respects on the date of the Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.

     2C. Current Public Information. At all times after the Company has filed a registration statement with the Securities and

Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any Purchaser holding Class A Common purchased hereunder may reasonably request, all to the extent required to enable such holders to sell Class A Common pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any Purchaser holding Class A Common purchased hereunder a written statement as to whether it has complied with such requirements.

     Section 3. Restrictions on Transfer.

     3A. Transfer of Investor Stock.

          (i) Subject to the restrictions set forth in the remainder of this
     Section 3, Investor Stock is transferable only pursuant to (a) a Public Offering registered under the Securities Act, (b) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule or rules are available or (c) subject to the conditions specified in Section 3A(ii) below, any other legally available means of transfer.

          (ii) In connection with the transfer of any Investor Stock (other than a transfer described in Section 3A(i) (a) or (b) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Investor Stock may be effected without registration of such Investor Stock under the Securities Act. In addition, if the holder of the Investor Stock delivers to the Company an opinion of counsel that no subsequent transfer of such Investor Stock shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Investor Stock which do not bear the Securities Act legend set forth in Section 4A hereof. If the Company is not required to deliver new certificates for such Investor Stock not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section and
     Section 4A hereof.

          (iii) Upon the request of any Purchaser, the Company shall promptly supply to such Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

          (iv) Any transfer or attempted transfer of any Investor Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Investor Stock as the owner of such Investor Stock for any purpose.

     3B. Sale Notice. Prior to making any Transfer of Investor Stock, the Purchaser intending to make such Transfer (the "Transferring Purchaser") will give written notice (the "Sale Notice") to the Company and GTCR. The Sale Notice will disclose in reasonable detail the number of shares to be transferred and the terms and conditions of the proposed Transfer and, if known, the identity of the prospective transferee(s). The Transferring Purchaser will not consummate any such Transfer until 60 days after the Sale Notice has been given to the Company and to GTCR, unless the parties to the Transfer have been fully determined pursuant to this Section 3B and Section 3C prior to the expiration of such 60-day period. (The date of the first to occur of such events is referred to herein as the "Authorization Date.")

     3C. First Refusal Rights. The Company may elect to purchase all (but not less than all) of the shares of Investor Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Transferring Purchaser and GTCR within 30 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Investor Stock to be transferred, GTCR may elect to purchase all (but not less than all) of the Investor Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to the Transferring Purchaser within 60 days after the Sale Notice has been given to GTCR. If neither the Company nor GTCR elect to purchase all of the shares of Investor Stock specified in the Sale Notice, the Transferring Purchaser may transfer the shares of Investor Stock specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 30-day period immediately following the Authorization Date. Any shares of Investor Stock not transferred within such 30-day period will be


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subject to the provisions of this Section 3C upon subsequent transfer.

     3D. Co-Sale Rights.

          (i) GTCR may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Purchaser within 90 days after delivery of the Sale Notice to GTCR. If GTCR has elected to participate in such Transfer, the Transferring Purchaser and GTCR shall be entitled to sell in the contemplated Transfer, on the same terms and at the price calculated pursuant to subparagraph 3D(ii) below, a number of shares equal to the product of (x) the quotient determined by dividing the number of shares of Common Stock owned by such person by the aggregate number of shares of Common Stock owned by the Transferring Purchaser and GTCR and (y) the number of shares to be sold in the contemplated Transfer.

     For example, if the Sale Notice contemplated a sale of 100 shares by the Transferring Purchaser, and if the Transferring Purchaser was at such time the owner of 30% of the Company's Common Stock (on a fully-diluted basis) and if GTCR elected to participate and GTCR owned 20% of the Company's Common Stock (on a fully-diluted basis), the Transferring Purchaser would be entitled to sell 60 shares (30%/50% x 100 shares) and GTCR would be entitled to sell 40 shares (20%/50% x 100 shares).

     The Transferring Purchaser will use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of GTCR in the contemplated transfer and will not transfer any Investor Stock to the prospective transferee(s) if such transferee(s) refuses to allow the participation of GTCR.

          (ii) The purchase price to be paid by any transferee for shares of Class A Common transferred in accordance with this paragraph 3D shall be equal to the amount per share of Class A Common which such transferee has agreed to pay to such Purchaser.

     Section 4. Additional Restrictions on Transfer of Investor Stock.

     4A. Legend. Each Purchaser hereby represents that it is acquiring the Investor Stock purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has


                                     - 8 -
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no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent any Purchaser and subsequent holders of Investor Stock from transferring such securities in compliance with the provisions of Section 4 hereof. Each certificate for Investor Stock shall be imprinted with a legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF JULY 26, 1995, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN INVESTOR PURCHASE AGREEMENT BETWEEN THE COMPANY AND CERTAIN INVESTORS, DATED AS OF JULY 26, 1995. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     4B. Opinion of Counsel. No holder of Investor Stock may sell, transfer or dispose of any Investor Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that (i) neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer or
(ii) all such applicable registration and qualification requirements have been satisfied.

     Section B. Definitions.

     "Equity Agreements" means the Equity Purchase Agreement, the Executive Stock Agreement, the Stockholders Agreement, the Registration Agreement and the Services Agreement.

     "Equity Purchase Agreement" means the Equity Purchase Agreement dated as of the date hereof between the Company and GTCR.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.


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     "Executive Stock Agreement" means the Executive Stock Agreement dated as of the date hereof between the Company and the other parties thereto.

     "Investor Stock" means (i) the Class A Common issued hereunder and (ii) any common stock issued or issuable with respect to the Class A Common referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Stock, such shares shall cease to be Investor Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force). Whenever any particular securities cease to be Investor Stock, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 4A.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Public Offering" means the sale in an underwritten public offering registered under the Securities Act (other than on Form S-8 or a similar or successor form) of shares of the Company's Common Stock approved by the Board.

     "Public Sale" means any sale pursuant to a registered Public Offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

     "Registration Agreement" means the Registration Agreement dated as of the date hereof among the Company and certain of the Company's stockholders.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

     "Services Agreement" means the Management and Consulting Services Agreement dated as of the date hereof between the Company and GTCR IV, L.P.


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     "Stockholders Agreement" means the Stockholders Agreement dated as of the date hereof among the Company and certain of the Company's stockholders.

     "Subsidiary" means, with respect to any Person, any corporation, partnership association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

     "Transfer" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) other than pursuant to a Public Sale or Sale of the Company.

     Section 6. Miscellaneous

     6A. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the Purchasers at the addresses set forth on the signature page hereto of such Purchaser and to the Company or GTCR as follows:

     If to the Company:

          SAS Acquisitions Inc.
          c/o Coinmach Industries Co., L.P.
          55 Lumber Road
          Roslyn, NY 11576
          Attention: President


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     With a copy (which will not constitute notice to the Company) to:

          Anderson Kill Olick & Oshinsky, P.C.
          1251 Avenue of the Americas
          New York, New York 10020
          Attention: Ronald S. Brody, Esq.

     If to GTCR:

          Golder, Thoma, Cressey, Rauner Fund IV, L.P.
          6100 Sears Tower
          Chicago, Illinois 60606
          Attention: Bruce V. Rauner
                     David A. Donnini

     with a copy (which will not constitute notice to GTCR) to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attention: Kevin R. Evanich, Esq.

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     6B. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Investor Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Investor Stock as the owner of such stock for any purpose.

     6C. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     6D. Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior summaries of terms and conditions, understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     6E. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     6F. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind each Purchaser and the Company and their respective successors and permitted assigns and inure to the benefit of and be enforceable by each Purchaser, the Company, GTCR and their respective successors and permitted assigns (including in each case subsequent holders of each Purchaser's Stock); provided that no Purchaser may assign any of its or his rights under any provision of this Agreement except as part of a Transfer of Investor Stock in accordance with Section 3.

     6G. Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     6H. Remedies. Each holder of Investor Stock shall have all rights and remedies set forth in this Agreement and the Company's Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     6I. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or modified only by written agreement of the Company, each Purchaser and GTCR. No other course of dealing between the parties or third-party beneficiaries hereof or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such Person.

     6J. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf or by the Company or on its behalf.

     6K. Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

     6L. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     6M. Expenses. The Company agrees to pay the reasonable fees and expenses of each Purchasers' outside counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

                            *     *     *     *     *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                        SAS ACQUISITIONS INC.
                                        By  /s/ Stephen R. Kerrigan
                                           -------------------------------------

                                        Its   President
                                           -------------------------------------


                                        GOLDER, THOMA, CRESSEY, RAUNER
                                        FUND IV, L.P.

                                        By:   GTCR IV, L.P.

                                        Its:  General Partner

                                        By:   Golder, Thoma, Cressey,
                                              Rauner, Inc.

                                        Its:  General Partner


                                        By:
                                           -------------------------------------
                                        Its: Principal

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                        SAS ACQUISITIONS INC.
                                        By
                                           -------------------------------------

                                        Its
                                           -------------------------------------


                                        GOLDER, THOMA, CRESSEY, RAUNER
                                        FUND IV, L.P.

                                        By:   GTCR IV, L.P.

                                        Its:  General Partner

                                        By:   Golder, Thoma, Cressey,
                                              Rauner, Inc.

                                        Its:  General Partner


                                        By: /s/
                                           -------------------------------------
                                        Its: Principal

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       /s/ James N. Chapman
                                       -----------------------------------------
                                       James N. Chapman

                                       Number of Shares of Class A
                                       Common:  300
                                       Aggregate Purchase
                                       Price:  $22,941.18

                                       Address:

                                       James N. Chapman
                                       14 Alpine Road
                                       Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       /s/ Michael E. Marrus
                                       -----------------------------------------
                                       Michael E. Marrus


                                       Number of Shares of Class A
                                       Common: 228
                                       Aggregate Purchase
                                       Price:  $17,435.30

                                       Address:

                                       Michael E. Marrus
                                       755 Park Avenue
                                       New York, NY 10021

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.



                                       /s/ Mitchell Blatt
                                       -----------------------------------------
                                       Mitchell Blatt


                                       Number of Shares of Class A
                                       Common: 398
                                       Aggregate Purchase
                                       Price:   $30,435.29

                                       Address:

                                       Mitchell Blatt
                                       31 Wilmington Drive
                                       Dix Hills, NY 11747

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       HELLER FINANCIAL,
                                       By  /s/ Ellen J. Cook
                                          --------------------------------------
                                       Its Asst. Vice President
                                          --------------------------------------
                                       Number of Shares of Class A
                                       Common: 3,806
                                       Aggregate Purchase
                                       Price:  $291,047.06

                                       Address:

                                       Heller Financial, Inc.
                                       500 West Monroe Street
                                       Chicago, IL 60661

                                       Attn:   Portfolio Manager
                                               Portfolio Organization
                                               Corporate Finance Group

                                       A copy of all correspondence,
                                       which shall not constitute
                                       notice, should be sent to:

                                       Heller Financial, Inc.
                                       500 West Monroe Street
                                       Chicago, IL 60661

                                       Attn:   Legal Department
                                               Portfolio Organization
                                               Corporate Finance Group

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       JACKSON NATIONAL
                                       LIFE INSURANCE COMPANY


                                       By: /s/
                                           -------------------------------------
                                       Its: Vice President
                                           -------------------------------------
                                       Number of Shares of Class A
                                       Common: 3,425
                                       Aggregate Purchase
                                       Price:    $261,911.77

                                       Address:

                                       Jackson National Life Insurance
                                         Company
                                       c/o PPM America, Inc.
                                       225 West Wacker Drive
                                       Suite 1200
                                       Chicago, IL 60606
                                       Attn:   Private Placements

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       JACKSON NATIONAL
                                       LIFE INSURANCE COMPANY
                                       OF MICHIGAN

                                       By  /s/
                                           -------------------------------------
                                       Its Vice President
                                           -------------------------------------
                                       Number of Shares of Class A
                                       Common: 381
                                       Aggregate Purchase
                                       Price:  $29,135.29

                                       Address:

                                       Jackson National Life Insurance
                                         Company of Michigan
                                       c/o PPM America, Inc.
                                       225 West Wacker Drive
                                       Suite 1200
                                       Chicago, IL 60606
                                       Attn:   Private Placements

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       PRESIDENT AND FELLOWS OF
                                       HARVARD COLLEGE

                                       By Harvard Management
                                          Company, Inc.

                                       By  /s/ Timothy S. Peterson
                                           -------------------------------------
                                       Its  Timothy S. Peterson
                                           -------------------------------------
                                            Authorized Signatory

                                       Number of Shares of Class A
                                       Common:  2,405
                                       Aggregate  Purchase
                                       Price:  $183,911.76

                                       Address:

                                       President and Fellows of
                                         Harvard College
                                       c/o Harvard Management Company,
                                             Inc.
                                       c/o Timothy Peterson
                                       600 Atlantic Avenue
                                       Boston, MA 02210

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       MCS CAPITAL, INC.

                                       By /s/ Stephen R. Kerrigan
                                           -------------------------------------
                                       Its Pres
                                           -------------------------------------

                                       Number of Shares of Class A
                                       Common: 1,479
                                       Aggregate Purchase
                                       Price:  $113,100.00

                                       Address:

                                       MCS Capital, Inc.
                                       c/o Coinmach Industries Co.,
                                             L.P.
                                       55 Lumber Road
                                       Roslyn, NY  11576

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       /s/ Michael Stanky
                                       -----------------------------------------
                                       Michael Stanky

                                       Number of Shares of Class A
                                       Common: 425
                                       Aggregate Purchase
                                       Price:   $32,500.00

                                       Address:

                                       Michael Stanky
                                       1125 Ashington Place
                                       Desoto, TX 75115

                                                                       Exhibit A

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                              SAS ACQUISITIONS INC.

                                  ARTICLE FIRST
                                  -------------

     The name of the Corporation is SAS Acquisitions Inc.

                                 ARTICLE SECOND
                                 --------------

     The address of the Corporation's registered office in the State of Delaware is 15 East North Street in the City of Dover, County of Kent 19901. The name of its registered agent at such address is United Corporate Services, Inc.

                                  ARTICLE THIRD
                                  -------------

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                 ARTICLE FOURTH
                                 --------------

                             A. AUTHORIZED SHARES
                                -----------------

     The total number of shares of capital stock which the Corporation has authority to issue is 110,000 shares, consisting of:

          (1) 85, 000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common");
           --------------

          (2) 15, 000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common"); and
           --------------

          (3) 10,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").
      ---------------

     The Class A Common and Class B Common and any other common stock issued hereafter are hereafter collectively referred to as the "Common Stock." The
                                                         ------------
shares of Common Stock shall have
the rights, preferences and limitations separately set forth below. Capitalized terms used but not otherwise defined in this Article Fourth are defined in Part D of this Article Fourth.

                              B. PREFERRED STOCK
                                 ---------------

     Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby authorized to determine and alter all rights, preferences and privileges and qualifications, limitations and restrictions thereof (including, without limitation, voting rights and the limitation and exclusion thereof) granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such reduction shall resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                C. COMMON STOCK
                                   ------------

     Except as otherwise provided in this Part C or as otherwise required by applicable law, all shares of Class A Common and Class B Common shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

     1. Voting Rights. Except as otherwise provided in this Part C or as
        -------------
otherwise required by applicable law, holders of Class A Common and Class B Common shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation.

     2. Distributions. Subject to the distribution rights set forth in
        -------------
paragraphs 3(i) and 3(ii) below, at the time of each Distribution, such Distribution shall be made to the holders of Class A Common and Class B Common outstanding as of the time of such Distribution in the following priority:

     (i) The holders of Class A Common, as a separate class, shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the number of shares of Class A Common held by each such holder as of the time of such

Distribution) equal to the aggregate Unpaid Yield on the outstanding shares of Class A Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraph 2 (ii) or 2 (iii) below until the entire amount of the Unpaid Yield on the outstanding shares of Class A Common as of the time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(i) to holders of Class A Common shall constitute payments of Yield on Class A Common.

     (ii) After the required amount (if any) of the Distribution has been made pursuant to paragraphs 2(i) above, the holders of Class A Common, as a separate class, shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the number of shares of Class A Common held by each such holder as of the time of such Distribution) so that the aggregate amount of all Distributions made pursuant to this paragraph 2(ii) is equal to the Unreturned Preferred Amount for the Class A Common, and no Distribution or any portion thereof shall be made under paragraph 2(iii) below until the entire amount of the Unreturned Preferred Amount for the Class A Common has been paid in full pursuant to this paragraph 2(ii). The Distributions made pursuant to this paragraph 2(ii) to holders of Class A Common shall constitute payments of the Unreturned Preferred Amount for the Class A Common.

     (iii) After the required amounts (if any) of a Distribution have been made pursuant to paragraphs 2(i) and 2(ii) above, the holders of Class A Common and Class B Common, as a group, shall be entitled to receive the remaining portion of such Distribution (ratably among such holders based upon the number of shares of Common Stock held by each such holder as of the time of such Distribution).

     3. Liquidation Preferences.
        -----------------------

     (i) Class A Common Liquidation Preference.
         -------------------------------------

     Upon any liquidation, dissolution or winding up of the Corporation, the holders of Class A Common shall be entitled to be paid, before any Distribution or payment is made upon any other Common Stock, an amount in cash equal to the aggregate Unreturned Preferred Amount and the aggregate Unpaid Yield for the Class A Common (ratably among such holders based upon the number of shares of Class A Common held by each such holder as of the time of such Distribution) and will then share ratably with the other shares of Common Stock in any remaining Corporation assets (after the Distribution described in paragraph 3(ii) below). If upon any such liquidation, dissolution or winding up of the Corporation, the

Corporation's assets to be distributed among the holders of the Class A Common are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid pursuant to this paragraph 3(i), then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Unreturned Preferred Amount and the aggregate Unpaid Yield for the Class A Common held by each such holder. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Class A Common. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3(i).

     (ii) Class B Common Liquidation Preference.
          -------------------------------------

     Upon any liquidation, dissolution or winding up of the Corporation, after the required amounts have been paid pursuant to paragraph 3(i) above, the holders of Class B Common shall be entitled to be paid, before any Distribution or payment is made upon any other Common Stock, an amount in cash equal to the aggregate Unreturned Preferred Amount of the Class B Common (ratably among such holders based upon the number of shares of Class B Common held by each such holder as of the time of such Distribution) and will then share ratably with the other shares of Common Stock in any remaining Corporation assets. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Class B Common are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid pursuant to this paragraph 3(ii), then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Unreturned Preferred Amount of the Class B Common held by each such holder. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Class B Common. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3(ii).

     4. Stock Splits and Stock Dividends. The Corporation shall not in any
        --------------------------------
manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of all the other classes shall be proportionately subdivided or combined. All such subdivisions shall be payable only in Class A Common to the holders of Class A Common and in Class B Common only to the holders of Class B Common.

     5. Events of Noncompliance.
        -----------------------

     5A. Definition. An "Event of Noncompliance" shall be deemed to have
         ----------      ----------------------
occurred if:

     (i) the Corporation fails to pay on or prior to the eighth anniversary of the initial issuance of the Class A Common the full amount of the Unreturned Preferred Amount plus all Unpaid Yield with respect to the Class A Common, whether or not such payment is legally permissible or is prohibited by any agreement to which the Corporation is subject;

     (ii) the Corporation breaches or otherwise fails to perform or observe in any material respect any covenant or agreement set forth herein or in the Equity Purchase Agreement (the "Purchase Agreement") or the Services Agreement (as
                         ------------------
defined in the Purchase Agreement), and such breach or failure to perform is not cured within 30 days after the occurrence thereof;

     (iii) any representation or warranty contained in the Purchase Agreement or required to be furnished to any holder of Class A Common pursuant to the Purchase Agreement, or any information contained in writing required to be furnished by the Corporation or any Subsidiary to any holder of Class A Common, is false or misleading such that it would result in a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Corporation and its Subsidiaries taken as a whole on the date made or furnished;

     (iv) the Corporation or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Corporation or any Subsidiary is entered under the United States Federal Bankruptcy Code; or the Corporation or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or any Subsidiary or of any substantial part of the assets of the Corporation or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a Subsidiary) relating to the Corporation or any Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Corporation or any Subsidiary and either (a) the Corporation or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within 60 days;

     (v) a judgment which exceeds any insurance available for the payment thereof by more than $600,000 is rendered against the Corporation or any Subsidiary and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration' of any such stay, such judgment is not discharged; or

     (vi) the Corporation or any Subsidiary defaults in the performance of any obligation or agreement if the effect of such default is to cause an amount exceeding $600,000 to become due prior to its stated maturity.

     5B. Consequences of Certain Events of Noncompliance.
         -----------------------------------------------

     (i) If an Event of Noncompliance has occurred, the rate at which the Yield on the Class A Common is calculated shall increase immediately by an increment of 4 percentage point(s). Thereafter, until such time as no Event of Noncompliance exists, the rate at which the Yield on the Class A Common is calculated shall increase automatically at the end of each succeeding 90-day period by an additional increment of 2 percentage point(s) (but in no event shall such rate exceed 18%). Any increase of the dividend rate resulting from the operation of this paragraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.

     (ii) If any Event of Noncompliance has occurred, then the number of directors constituting the Corporation's Board of Directors will, at the request of the holders of a majority of the Class A Common then outstanding, be increased by one member, and the holders of Class A Common will have the special right, voting separately as a single class (with each share being entitled to one vote) and to the exclusion of all other classes of the Corporation's stock, to elect an individual to fill such newly created directorship, to fill any vacancy of such directorship and to remove any individual elected to such directorship. The newly created directorship will constitute a separate class of directors, and the director elected by the holders of the Class A Common will be entitled to cast a number of votes on each matter considered by the Board of Directors (including for purposes of determining the existence of a quorum) equal to the sum of the number of votes entitled to be cast by all of the other directors plus one. The special right of the holders of Class A Common to elect such a member of the Board of Directors may be exercised at the special meeting called pursuant to this subparagraph (ii), at any annual or, other special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent of the holders of a majority of the Class A Common in lieu of a stockholders meeting. Such special right shall continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right shall terminate subject to revesting upon the occurrence and continuation of any Event of Noncompliance which gives rise to such special right hereunder.

     At any time when such special right has vested in the holders of Class A Common, a proper officer of the Corporation shall, upon the written request of the holder(s) of at least 10% of the Class A Common then outstanding, addressed to the secretary of the Corporation, call a special meeting of the holders of Class A Common for the purpose of electing a director pursuant to this subparagraph. Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by the holders of at least 10% of the Class A Common then outstanding. If such meeting has not been called by a proper officer of the Corporation within 10 days after personal service of such written request upon the secretary of the Corporation or within 20 days after mailing the same to the secretary of the Corporation at its principal office, then the holders of at least 10% of the Class A Common then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such Person so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation's principal office, or at such other place designated by the holders of at least 10% of the Class A Common then outstanding. Any holder of Class A Common so designated shall be given access to the stock record books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to this paragraph.

     At any meeting or at any adjournment thereof at which the holders of Class A Common have the special right to elect a director pursuant to this subparagraph, the presence, in person or by proxy, of the holders of a majority of the Class A Common then outstanding shall be required to constitute a quorum for the election or removal of any director by the holders of the Class A

Common exercising such special right. The vote of a majority of such quorum shall be required to elect or remove any such director.

     Any director so elected by the holders of Class A Common shall continue to serve as a director until the expiration of the lesser of (a) a period of six months following the date on which there is no longer any Event of Noncompliance in existence or (b) the remaining period of the full term for which such director has been elected. After the expiration of such six-month period or when the full term for which such director has been elected ceases (provided that the special right to elect directors has terminated), as the case may be, the number of directors constituting the Board of Directors of the Corporation shall decrease to such number as constituted the whole Board of Directors of the Corporation immediately prior to the occurrence of the Event or Events of Noncompliance giving rise to the special right to elect directors.

     (iii) If any Event of Noncompliance exists, each holder of Class A Common shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

     6. Registration of Transfer. The Corporation shall keep at its principal
        ------------------------
office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

     7. Replacement. Upon receipt of evidence reasonably satisfactory to the
        -----------
Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     8. Notices. All notices referred to herein shall be in writing, shall be
        -------
delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

     9. Amendment and Waiver. No amendment or waiver of any provision of this
        --------------------
Part C shall be effective without the prior approval of the holders of a majority of the then outstanding Common Stock.

                                D. DEFINITIONS
                                   -----------

     "Distribution" means each distribution made by the Corporation to holders
      ------------
of Common Stock, whether in cash, property, or securities of the Corporation and whether by dividend, liquidation distributions or otherwise; provided that neither of the following shall be a Distribution: (a) any redemption or repurchase by the Corporation of any shares of Common Stock for any reason or
(b) any recapitalization or exchange of any shares of Common Stock, or any subdivision (by stock split, stock dividend or otherwise) or any combination (by reverse stock split or otherwise) of any outstanding shares of Common Stock.

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership, interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

     "Unpaid Yield" means an amount equal to the excess, if any, of (a) the
      ------------
aggregate Yield accrued on the outstanding shares of Class A Common over (b) the aggregate amount of Distributions made by the Corporation pursuant to paragraph 2 (i) of Part C of this Article Fourth.

     "Unreturned Preferred Amount" means, (A) with respect to the Class A
      ---------------------------
Common, an amount equal to the excess, if any, of (a) the product of (1) the number of shares of Class A Common then outstanding and (2) $76.4705882 over (b) the aggregate amount of Distributions made by the Corporation with respect to such shares pursuant to paragraph 2(ii) or paragraph 3(i) of Part C of this Article Fourth, and (B) with respect to the Class B Common, an amount equal to the excess, if any, of (a) the product of (x) the number of shares of Class B Common then outstanding and (y) $15.4028 over (b) the aggregate amount of Distributions made by the Corporation with respect to such shares pursuant to paragraph 3(ii) of Part C of this Article Fourth.

     "Yield" means, with respect to the outstanding shares of Class A Common for
      -----
any quarter, the amount accruing on such shares each day during such quarter at the rate of 8% per annum of the sum of (a) the Unreturned Preferred Amount from time to time during such quarter, plus (b) the Unpaid Yield thereon for all prior quarters. In calculating the amount of any Distribution to be made during a quarter, the portion of the Yield on the outstanding shares of Class A Common for the portion of such quarter elapsing before such Distribution is made shall be taken into account.

                                  ARTICLE FIFTH
                                  -------------

     The Corporation is to have perpetual existence.

                                  ARTICLE SIXTH
                                  -------------

     In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.

                                 ARTICLE SEVENTH
                                 ---------------

     Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the corporation so provide.

                                 ARTICLE EIGHTH
                                 --------------

     To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE EIGHTH shall not adversely affect any right or
                     --------------
protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE NINTH
                                  -------------

     The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                                  ARTICLE TENTH
                                  -------------

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

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                 Schedule 2A(v) - Representations and Warranties
                 -----------------------------------------------

                                      None